                                                                   EXHIBIT 10.20
                               SECOND AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

         This Second Amendment to Second Amended and Restated Loan Agreement, dated as of February 25, 2002 (this "Agreement"), is by and among aaiPHARMA INC., a Delaware corporation (the "Borrower"), each of the subsidiaries of the Borrower identified on the signature pages hereto, the financial institutions identified on the signature pages hereto and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the "Agent"). Except as otherwise defined in this Agreement, terms defined in the Existing Loan Agreement referred to below (as amended by this Agreement) are used herein as defined therein.

                                    RECITALS:

         A. Pursuant to that certain Second Amended and Restated Loan Agreement dated as of August 17, 2001, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of December 13, 2001 (the "Existing Loan Agreement"), the Lenders have extended a revolving credit facility to the Borrower in the principal amount of up to $25,000,000 and have made term loans to the Borrower in the aggregate principal amount of $85,000,000.

         B. The Borrower has requested that the Lenders amend the Existing Loan Agreement to, among other things, extend the Maturity Date.

         C. The Lenders are willing to extend the Maturity Date and to make certain other modifications to the Existing Loan Agreement based upon and subject to the terms and conditions specified in this Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Terms defined in the introductory paragraph and recitals of this Agreement shall have the meanings ascribed to them therein. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Agreement have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Amended Loan Agreement" means the Existing Loan Agreement as amended hereby.

                  "Effective Date" shall have the meaning ascribed to such term in Subpart 3.1.

                                     PART II
                      AMENDMENTS TO EXISTING LOAN AGREEMENT

         Subject to satisfaction of the conditions specified in Part III of this Agreement, the Existing Loan Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Loan Agreement, the Notes and the other Loan Documents shall continue in full force and effect.

         SUBPART 2.1.   Amended Definitions. The definition for the following
term in Section 1.1 of the Existing Loan Agreement is amended and restated in its entirety as follows:

                  "Maturity Date" means, subject to Section 12.3, January 15, 2003.

         SUBPART 2.2.   Fees. A new Section 3.5(d) is hereby added to the
Existing Loan Agreement to read as follows:


                  (d) Additional Fees. Unless the Extension Option has been exercised pursuant to Section 12.2 hereof, (i) on September 30, 2002, the Borrower promises to pay to the Agent for the pro rata account of each Lender an aggregate fee of 1.00% on the sum of the outstanding Term Loans as of such date plus the Revolving Committed Amount as of such date (excluding any portion of the Term Loan paid down on such date and any portion of the Revolving Committed Amount terminated on such date) and (ii) on December 31, 2002, the Borrower promises to pay to the Agent for the pro rata account of each Lender an aggregate fee of 1.00% on the sum of the outstanding Term Loans as of such date plus the Revolving Committed Amount as of such date (excluding any portion of the Term Loan paid down on such date and any portion of the Revolving Committed Amount terminated on such date).

         SUBPART 2.3. Financial Covenants. Section 7.10(e) of the Existing Loan Agreement is amended in its entirety to read as follows:

                  (e) Minimum Consolidated EBITDA. The sum of (i) Consolidated EBITDA minus (ii) scheduled rental payments under the TROL for the period from July 1, 2001 through the end of the fiscal quarter indicated below shall be equal to or greater than the amounts set forth below:

                                                             Minimum Consolidated EBITDA
                                                             ---------------------------
                                          If the Brethine Supplier Consent      If the Brethine Supplier
               Quarter Ending                   has not been obtained           Consent has been obtained
               --------------                   ---------------------           -------------------------
               September 30, 2001                  $ 2,000,000                                N/A

               December 31, 2001                   $ 7,500,000                        $ 7,500,000

               March 31, 2002                      $14,000,000                        $15,800,000

               June 30, 2002                       $20,000,000                        $23,500,000

               September 30, 2002                  $26,000,000                        $31,500,000

               December 31, 2002                   $33,000,000                        $42,000,000

         SUBPART 2.4. Amendments to Schedules. The following schedules to the Existing Loan Agreement are deleted in their entirety and replaced with the corresponding substitute schedules attached to this Agreement:

         Schedule 6.17              Intellectual Property
         Schedule 6.27              Affiliate Transactions


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effective Date. This Agreement shall be and become effective as of the date hereof (the "Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

                  3.1.1. Execution of Agreement. The Agent shall have received original duly executed counterparts of this Agreement from the Borrowers, the Guarantors and the Lenders.

                  3.1.2. Resolutions. The Agent shall have received a certified copy of the resolutions of the Board of Directors of the Borrower and each other Credit Party evidencing its approval of this Agreement.

                  3.1.3. Other Corporate Documents. The Agent shall have received all documents it may reasonably request relating to the existence and good standing of the Credit Parties and to the authorization, execution and delivery of this Agreement and the other Loan Documents and other matters relevant hereto, including current incumbency information for the officers of the Credit Parties, all in form and substance satisfactory to the Agent and its counsel in their reasonable discretion.


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

                  3.1.4. Legal Opinions. The Agent shall have received assurances that it will receive on the Effective Date or as soon as practicable thereafter, in form and substance reasonably satisfactory to the Agent, (i) a legal opinion of Robinson Bradshaw & Hinson, outside counsel for the Credit Parties and (ii) a legal opinion of in-house counsel for the Credit Parties with respect to various corporate and organizational matters for each Credit Party.

                  3.1.5. Officer's Certificates. The Agent shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Effective Date, in form and substance satisfactory to the Agent, stating that (A) each Credit Party is in compliance with all existing material financial obligations, (B) all material governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding would reasonably be expected to have a Material Adverse Effect, (D) no Default or Event of Default exists and all representations and warranties contained herein, in the Amended Loan Agreement and in the other Loan Documents are true and correct in all material respects and
         (E) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Agent or the Lenders by the Borrower or any of the Borrower's authorized representatives have been or will be prepared in good faith based upon assumptions the Borrower believes to be reasonable.

                  3.1.6. Solvency. The Agent shall have received a certificate executed by an Executive Officer of the Borrower as of the Effective Date, in form and substance satisfactory to the Agent, regarding the Solvency of each of the Credit Parties on a consolidated basis.

                  3.1.7. Fees and Expenses, Etc. Payment by the Credit Parties to the Arranger, BAMC and the Agent of all fees and expenses which are due and payable on the Effective Date, if any.

                  3.1.8. Litigation, Etc. There shall not exist any pending or threatened action, suit, investigation or proceeding, which, if adversely determined, could materially and adversely affect the Borrower or its subsidiaries, any transaction contemplated hereby or the ability of the Borrower and its subsidiaries or any other Guarantor to perform its obligations under the Amended Loan Agreement or the other Loan Documents or the ability of the Lenders to exercise their rights thereunder.

                  3.1.9. No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2000 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower, in the case of the Borrower together with its subsidiaries taken as a whole, or in the facts and information regarding such entities and assets as represented to date.

                  3.1.10. Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2. Instrument Pursuant to Existing Loan Agreement. This Agreement is a document executed pursuant to the Existing Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Loan Agreement.

         SUBPART 4.3. Loan Documents. Each Credit Party hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect, except as amended hereby, and except that, on and after the Effective Date references in each Loan Document to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Existing Loan Agreement shall mean the Amended Loan Agreement.

         SUBPART 4.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) this Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights, (iv) it has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Agent's execution and delivery of this Agreement, (v) the representations and warranties contained in the Loan Documents are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), (vi) no event of default under any other agreement, document or instrument to which such Credit Party is a party will occur as a result of the transactions contemplated hereby, (vii) as of the date of this Agreement, no Default or Event of Default exists, (viii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement, (ix) the execution and delivery of this Agreement does not diminish or reduce its obligations under the

Loan Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to Section 4 of the Amended Loan Agreement) in any manner, except as may be specifically set forth herein.

         SUBPART 4.5. Liens. Each Credit Party affirms the Liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Pledge Agreement and the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such Liens and security interests.

         SUBPART 4.6. Costs and Expenses. The Borrower hereby agrees to pay on demand all out-of-pocket costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Agent hereunder (including without limitation any such fees and expenses subsequently incurred by the Agent in any subsequent bankruptcy or insolvency proceeding involving a Credit Party).

         SUBPART 4.7. Counterparts, Effectiveness, Telecopy, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         SUBPART 4.8. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            (signature pages follow)


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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


BORROWER:                                   AAIPHARMA INC.,
                                            a Delaware corporation

                                            By:
                                               ------------------------------

                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

GUARANTORS:                                 APPLIED ANALYTICAL INDUSTRIES
                                                     LEARNING CENTER, INC.
                                            AAI TECHNOLOGIES, INC.
                                            AAI INTERNATIONAL, INC.
                                            AAI PROPERTIES, INC.
                                            KANSAS CITY ANALYTICAL
                                                     SERVICES, INC.
                                            MEDICAL & TECHNICAL RESEARCH
                                                     ASSOCIATES, INC.
                                            AAI JAPAN, INC.
                                            NEOSAN PHARMACEUTICALS, INC.


                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:

                                                 ----------------------------






                                                             Second Amendment to
                                      Second Amended and Restated Loan Agreement
                                                     in favor of aaiPharma, Inc.

AGENT:                                      BANK OF AMERICA, N.A.

                                            Individually in its capacity as a
                                            Lender and in its capacity as Agent


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------



LENDERS:                                    BANC OF AMERICA
                                            MEZZANINE CAPITAL LLC


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            FIRST UNION NATIONAL BANK


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------






                                                             Second Amendment to
                                      Second Amended and Restated Loan Agreement
                                                     in favor of aaiPharma, Inc.